[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report
March 31, 2001

Merrill Lynch
New York
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended March 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 has clearly moderated in recent months. After growing approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. The final calculation of fourth quarter 2000 GDP growth was recently released at 1.0%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. As a result of moderating economic growth and low inflation, US Treasury bond yields remained relatively stable into late October 2000.

However, rising oil and natural gas prices rekindled investors' inflationary fears and US Treasury bond yields quickly rose to nearly 6% by early November 2000. During late November and early December, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. Significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%) twice during January 2001. Similar reasons were given for an additional 50 basis point reduction in both late January and March 2001. These actions were taken to restore US economic growth and consumer confidence. However, as recent Federal Reserve Board movements are unlikely to positively affect US economic activity before the late summer of 2001, US equity markets remained weak. This has led many investors to seek the safety of fixed-income markets, allowing bond yields to at least maintain their recent gains. At the end of March 2001, US Treasury bonds yielded approximately 5.45%, a decline of more than 40 basis points over the last six months.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was limited. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, also to decline over 40 basis points to 5.44% at the end of March 2001, their lowest level in almost 18 months.

The recent performance of the municipal bond market was particularly impressive given the dramatic increase in tax-exempt bond issuance during the past few months. The decline in tax-exempt bond yields triggered a large number of municipalities to refinance outstanding higher-couponed issues as well as issue new debt to support capital projects such as school buildings and general infrastructure needs. During the past 12 months, more than $215 billion in new long-term municipal securities was issued, an increase of almost 5% compared to the same period a year ago. During the last six months, more than $115 billion in new tax-exempt bonds was underwritten, an increase of more than 12% when compared to the same six-month period a year ago. More than $55 billion in new long-term municipal bonds was financed during the past three months, a staggering increase of over 40% compared to the same three-month period a year ago. This dramatic response to falling tax-exempt bond yields by municipalities can be seen in the monthly issuance for March 2001 as more than $25 billion in new long-term municipal bonds was underwritten, an increase of nearly 45% compared to monthly issuance in March 2000.

Despite the recent increase in tax-exempt bond issuance, overall investor demand remained strong. The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant buyers, while individual retail investor demand also remained strong. Tax-exempt bond funds experienced renewed investor interest. Rising equity

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

market valuations throughout much of last year siphoned away much of the demand from municipal bond mutual funds. It was recently reported that thus far in 2001, municipal mutual funds have seen new net cash flows of over $3.1 billion. The same period a year ago saw cash outflows of more than $6.3 billion. The increased demand for tax-exempt issues has to a great extent resulted from the continued decline of US equity markets, but even more, from the attractive tax-exempt bond yield ratios presently available. Many investors have fled the instability and uncertainty of the equity market for the safety and security of municipal bond issues yielding 90%-95% of comparable US Treasury bond yields.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and the relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Recently research analysts suggested that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates, any legislation is unlikely to be enacted before late summer. Current maximum marginal rates are expected to be lowered from their present 36%-39% range to approximately 33%-35%. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given recent market performance, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

For the six-month period ended March 31, 2001, we focused on enhancing the Fund's dividend income and seeking to reduce the Fund's net asset value volatility. Market price volatility was expected in response to substantially higher energy prices going into the winter season. We believed that increased energy prices would trigger an inflation scare and push interest rates higher. Rising commodity prices significantly contributed to the rapid increase in US Treasury bond yields in late September.

During October, we adopted a more aggressive portfolio position believing that bond yields had risen to attractive levels given the overall economic environment. We sold current coupon bonds in the 15-year-20-year maturity range and purchased discounted issues that would perform better in a declining interest rate environment. This strategy worked well in December as the Federal Reserve Board assumed a neutral position and also noted that the US economy had weakened substantially. The Federal Reserve Board's actions helped push bond yields lower by nearly 50 basis points in late December/early January. In mid-January, we adopted a more neutral market position, as we believed that interest rates had declined to a point consistent with current economic conditions. We expect to maintain this neutral position until there are signs of additional economic weakness to justify lower interest rates or until interest rates rise to a level that threatens to retard US economic growth.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch New York Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

May 2, 2001

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

PROXY RESULTS

During the six-month period ended March 31, 2001, Merrill Lynch New York Municipal Bond Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted   Shares Withheld
                                                                                 For          From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:  Terry K. Glenn                     25,187,946        250,846
                                           James H. Bodurtha                  25,185,269        253,523
                                           Herbert I. London                  25,185,200        253,592
                                           Joseph L. May                      25,150,408        288,384
                                           Andre F. Perold                    25,185,269        253,523
                                           Roberta Cooper Ramo                25,184,101        254,691
-----------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted   Shares Voted   Shares Voted
                                                                           For           Against        Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                    25,098,805        76,989        262,998
-----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Fund's charter permitting
   the Board to convert the Fund to a "master/feeder" structure.        24,414,053       524,784        499,945
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                                                      Ten Years/
                                                        6 Month        12 Month    Since Inception    Standardized
As of March 31, 2001                                 Total Return    Total Return    Total Return     30-Day Yield
==================================================================================================================
ML New York Municipal Bond Fund Class A Shares           +7.77%         +12.04%        +120.42%           3.98%
------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares           +7.40          +11.48         +175.18            3.64
------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares           +7.34          +11.37         + 41.14            3.55
------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class D Shares           +7.62          +11.94         + 45.70            3.89
==================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Average Annual Total Return

                                             % Return Without    % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/01                            +12.04%            +7.56%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                          + 5.71             +4.85
--------------------------------------------------------------------------------
Ten Years Ended 3/31/01                           + 6.45             +6.02
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/01                              +11.48%            +7.48%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                            + 5.18             +5.18
--------------------------------------------------------------------------------
Ten Years Ended 3/31/01                             + 5.91             +5.91
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/01                              +11.37%           +10.37%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                            + 5.05            + 5.05
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/01                                     + 5.50            + 5.50
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without    % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 3/31/01                            +11.94%            +7.46%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                          + 5.59             +4.73
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/01                                   + 6.02             +5.35
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                          Issue                                                      Value
------------------------------------------------------------------------------------------------------------------------------------
New York--92.3%
------------------------------------------------------------------------------------------------------------------------------------
AA       NR*       $ 1,175   Albany, New York, IDA, Civic Facility Revenue Bonds (University Heights--Albany
                             Law School), Series A, 6.75% due 12/01/2019                                                     $ 1,353
------------------------------------------------------------------------------------------------------------------------------------
                             Buffalo, New York, GO, General Improvement, Series D (d):
AAA      Aaa         2,245     5.50% due 12/01/2008                                                                            2,465
AAA      Aaa         1,905     5.625% due 12/01/2010                                                                           2,117
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa2         4,800   Hornell, New York, IDA, IDR (Crowley Foods, Inc. Facility), 7.75% due 12/01/2016                  5,023
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1@        450   Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                             Sub-Series 5, 3.60% due 5/01/2033 (h)                                                               450
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         5,000   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                             Refunding Bonds, Series D, 5% due 7/01/2016 (e)                                                   5,067
------------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                             Revenue Bonds, Series A:
AAA      Aaa         1,000     6.125% due 4/01/2014 (b)                                                                        1,132
AAA      Aaa         1,000     6.125% due 4/01/2015 (b)                                                                        1,123
AAA      Aaa         2,000     6.125% due 4/01/2017 (b)                                                                        2,222
AAA      Aaa         7,600     5% due 4/01/2023 (b)                                                                            7,490
AAA      Aaa         6,540     5.25% due 4/01/2023 (d)                                                                         6,642
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,000   Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds,
                             Series C-1, 5.50% due 7/01/2022 (b)                                                               2,071
------------------------------------------------------------------------------------------------------------------------------------
A1+      NR*           100   Nassau County, New York, IDA, Civic Facility Revenue Bonds (Winthrop University
                             Hospital Association Project), VRDN, 3.55% due 3/01/2028 (h)                                        100
------------------------------------------------------------------------------------------------------------------------------------
A1+      NR*           100   Nassau County, New York, IDA, Civic Facility Revenue Refunding and Improvement
                             Bonds (Cold Spring Harbor), VRDN, 3.55% due 1/01/2034 (h)                                           100
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,000   Nassau County, New York, Interim Finance Authority, Revenue Refunding Bonds,
                             Sales Tax Secured, Series A, 5.75% due 11/15/2016 (e)                                             2,171
------------------------------------------------------------------------------------------------------------------------------------
                             New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                             System Revenue Refunding Bonds:
AA       Aa2        11,250     Series B, 6.50% due 6/15/2010 (f)                                                              13,437
A1+      VMIG1@        100     VRDN, Series G, 3.60% due 6/15/2024 (b)(h)                                                        100
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         8,000   New York City, New York, City Transitional Finance Authority Revenue Bonds,
                             Future Tax Secured, Series B, 4.50% due 11/15/2027 (b)                                            7,086
------------------------------------------------------------------------------------------------------------------------------------
                             New York City, New York, GO, Refunding:
A        A2          4,165     Series B, 6.375% due 8/15/2009                                                                  4,593
A        A2          5,000     Series J, 6% due 8/01/2017                                                                      5,355
------------------------------------------------------------------------------------------------------------------------------------
                             New York City, New York, GO, VRDN (h):
A1+      VMIG1@        100     Series B, 3.45% due 10/01/2020 (b)                                                                100
A1+      VMIG1@      1,000     Sub-Series A-7, 3.65% due 8/01/2021                                                             1,000
------------------------------------------------------------------------------------------------------------------------------------
A1+      NR*           200   New York City, New York, Housing Development Corporation, Residential Mortgage
                             Revenue Bonds (East 17th Street), VRDN, Series A, 3.40% due 1/01/2023 (h)                           200
------------------------------------------------------------------------------------------------------------------------------------
                             New York City, New York, IDA, Civic Facilities Revenue Bonds:
NR*      NR*         6,895     (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (f)                                   7,634
AAA      Aaa         4,690     (USTA National Tennis Center Project), 6.60% due 11/15/2011 (d)                                 5,207
------------------------------------------------------------------------------------------------------------------------------------
A-       A3          9,250   New York City, New York, IDA, Special Facilities Revenue Bonds (Terminal One Group
                             Association Project), AMT, 6.125% due 1/01/2024                                                   9,675
------------------------------------------------------------------------------------------------------------------------------------
AA-      Baa1        1,690   New York State Dormitory Authority Revenue Bonds (4201 Schools Program),
                             6.25% due 7/01/2020                                                                               1,878
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                          Issue                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                             New York State Dormitory Authority, Revenue Refunding Bonds:
AAA      Aaa       $13,750     (City University System--Consolidated Second Generation), Series A,
                               6.125% due 7/01/2011 (a)                                                                     $ 15,878
AA       NR*         1,470     (Manhattan College), 5.50% due 7/01/2012                                                        1,595
BBB+     Baa1        3,000     (Mount Sinai Health), Series A, 6.50% due 7/01/2016                                             3,258
BBB+     Baa1        4,850     (Mount Sinai Health), Series A, 6.625% due 7/01/2018                                            5,281
BBB+     Baa1        2,500     (Mount Sinai Health), Series A, 6.625% due 7/01/2019                                            2,713
BBB+     Baa1        2,385     (Mount Sinai Health), Series A, 6.75% due 7/01/2020                                             2,613
AAA      Aaa         2,500     (Saint John's University), 4.75% due 7/01/2028 (e)                                              2,316
AAA      Aaa         5,000     (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (e)                    4,673
------------------------------------------------------------------------------------------------------------------------------------
                             New York State Dormitory Authority, Service Contract Revenue Bonds
                             (School District Rescue), Series A:
AA-      NR*         5,000     5.75% due 4/01/2010                                                                             5,588
AA-      NR*         5,000     5.75% due 4/01/2011                                                                             5,584
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         3,200   New York State Energy Research and Development Authority, Facilities Revenue
                             Refunding Bonds, Trust Receipts, Class R, Series 12, 8.456% due 8/15/2020 (a)(g)                  3,636
------------------------------------------------------------------------------------------------------------------------------------
NR*      P1            200   New York State Energy Research and Development Authority, PCR
                             (Niagara Mohawk Power Company Project), VRDN, AMT, Series A, 3.45% due 12/01/2026 (h)               200
------------------------------------------------------------------------------------------------------------------------------------
                             New York State Energy Research and Development Authority, PCR, Refunding:
AAA      Aaa         2,000     (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)                            2,054
NR*      P1            300     (Niagara Mohawk Power Corporation), VRDN, Series C, 3.40% due 12/01/2025 (h)                      300
------------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1        10,080   New York State Environmental Facilities Corporation, PCR, Refunding, State Water
                             Revolving Fund (New York City Municipal Water), 5.75% due 6/15/2012                              11,302
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         3,000   New York State Environmental Facilities Corporation, Special Obligation Revenue
                             Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)                                   3,491
------------------------------------------------------------------------------------------------------------------------------------
AA       A2         10,035   New York State, GO, 5.25% due 3/01/2013                                                          10,488
------------------------------------------------------------------------------------------------------------------------------------
NR*      VMIG1@      2,900   New York State, HFA, Revenue Bonds (Tribeca), VRDN, AMT, Series A, 3.25%
                             due 11/15/2029  (c)(h)                                                                            2,900
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         6,000   New York State, HFA, Revenue Refunding Bonds, Housing Mortgage Project,
                             Series A, 6.10% due 11/01/2015 (d)                                                                6,381
------------------------------------------------------------------------------------------------------------------------------------
AA-      Aaa         5,000   New York State Local Government Assistance Corporation Revenue Bonds,
                             Series D, 7% due 4/01/2002 (f)                                                                    5,289
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1         5,000   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT,
                             Series 90, 6.35% due 10/01/2030                                                                   5,325
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa         2,800   New York State Mortgage Agency Revenue Bonds, AMT, 27th Series, 5.875% due 4/01/2030              2,892
------------------------------------------------------------------------------------------------------------------------------------
                             New York State Urban Development Corporation Revenue Bonds
                             (Youth Facilities Services Contract), Series B:
AA-      NR*           305     6% due 4/01/2015                                                                                  336
AA-      NR*           665     6% due 4/01/2016                                                                                  728
AA-      NR*           705     6% due 4/01/2017                                                                                  768
AA-      NR*           750     6.125% due 4/01/2018                                                                              822
AA-      NR*           615     6.25% due 4/01/2020                                                                               681
------------------------------------------------------------------------------------------------------------------------------------
                             New York State Urban Development Corporation, Revenue Refunding Bonds:
AA-      A3          1,685     (Clarkson Center Advance Materials), 5.50% due 1/01/2020                                        1,772
AA-      A3          3,500     (University Facility Grants), 5.50% due 1/01/2019                                               3,687
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         3,000   Niagara, New York, Frontier Authority, Airport Revenue Bonds (Greater Buffalo
                             International Airport), AMT, Series A, 6.125% due 4/01/2014 (a)                                   3,217
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         1,000   North Country, New York, Development Authority, Solid Waste Management System
                             Revenue Refunding Bonds, 6% due 5/15/2015 (d)                                                     1,145
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                          Issue                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       $ 8,270   Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 116th Series,
                             5.25% due 10/01/2014 (b)                                                                       $  8,578
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         4,075   Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT,
                             Class R, Series 10, 8.106% due 1/15/2017 (d)(g)                                                   4,549
------------------------------------------------------------------------------------------------------------------------------------
                             Port Authority of New York and New Jersey, Special Obligation Revenue Bonds, AMT:
AAA      Aaa             5     (JFK International Air Terminal Project), Series 6, 5.75% due 12/01/2022 (e)                        5
NR*      Aaa         6,000     RIB, Series 243, 8.77% due 12/01/2010 (g)                                                       7,937
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         7,155   Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue Refunding Bonds
                             (Ogden Martin System--Huntington), AMT, 6.25% due 10/01/2012 (a)                                  8,326
------------------------------------------------------------------------------------------------------------------------------------
A+       Aa3         6,100   Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,
                             Series A, 6% due 1/01/2011                                                                        6,918
------------------------------------------------------------------------------------------------------------------------------------
A+       Aa3         5,150   Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding
                             Bonds, Series Y, 6% due 1/01/2012                                                                 5,845
------------------------------------------------------------------------------------------------------------------------------------
                             Utica, New York, IDA, Civic Facility Revenue Bonds:
NR*      Aa3         1,000     (Munson, Williams, Proctor Institute), 5.375% due 7/15/2020                                     1,015
NR*      Aa3         1,210     (Munson, Williams, Proctor Institute), 5.40% due 7/15/2030                                      1,216
NR*      NR*         2,005     (Utica College Project), Series A, 5.75% due 8/01/2028                                          1,964
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         3,500   Westchester County, New York, IDA, Civic Facility Revenue Bonds (Rippowam-Cisqua
                             School Project), 5.75% due 6/01/2029                                                              3,476
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--5.2%
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         5,260   Puerto Rico Commonwealth, GO, 5.375% due 7/01/2021 (e)                                            5,449
------------------------------------------------------------------------------------------------------------------------------------
AAAr     Aaa         4,750   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                             8.187% due 7/01/2016 (e)(g)                                                                       5,572
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts, Class R,
                             Series 16 HH, 8.203% due 7/01/2013 (g)                                                            1,219
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,430   Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities
                             Revenue Bonds (University Plaza Project), Series A, 5.625% due 7/01/2018 (e)                      2,612
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$261,675)--97.5%                                                                                    277,385
Other Assets Less Liabilities--2.5%                                                                                            7,065
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $284,450
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FNMA Collateralized.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
  *   Not Rated.
  @   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 2001

Assets:       Investments, at value (identified cost--$261,675,405) ....................                   $ 277,385,001
              Cash .....................................................................                          75,349
              Receivables:
                  Interest .............................................................    $ 4,884,159
                  Securities sold ......................................................      2,719,667
                  Beneficial interest sold .............................................        139,874        7,743,700
                                                                                            -----------
              Prepaid registration fees and other assets ...............................                          71,302
                                                                                                           -------------
              Total assets .............................................................                     285,275,352
                                                                                                           -------------
------------------------------------------------------------------------------------------------------------------------
Liabilities:  Payables:
                  Beneficial interest redeemed .........................................        289,784
                  Dividends to shareholders ............................................        191,516
                  Investment adviser ...................................................        120,233
                  Distributor ..........................................................         73,052          674,585
                                                                                            -----------
              Accrued expenses .........................................................                         150,691
                                                                                                           -------------
              Total liabilities ........................................................                         825,276
                                                                                                           -------------
------------------------------------------------------------------------------------------------------------------------
Net Assets:   Net assets ...............................................................                   $ 284,450,076
                                                                                                           =============
------------------------------------------------------------------------------------------------------------------------
Net Assets    Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:   shares authorized ........................................................                   $     145,032
              Class B Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ........................................................                       1,185,268
              Class C Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ........................................................                          69,966
              Class D Shares of beneficial interest, $.10 par value, unlimited number of
              shares authorized ........................................................                       1,174,936
              Paid-in capital in excess of par .........................................                     286,353,555
              Accumulated realized capital losses on investments--net ..................                     (18,794,953)
              Accumulated distributions in excess of realized capital gains on
              investments--net .........................................................                      (1,393,324)
              Unrealized appreciation on investments--net ..............................                      15,709,596
                                                                                                           -------------
              Net assets ...............................................................                   $ 284,450,076
                                                                                                           =============
------------------------------------------------------------------------------------------------------------------------
Net Asset     Class A--Based on net assets of $16,019,975 and 1,450,315 shares
Value:        of beneficial interest outstanding .......................................                   $       11.05
                                                                                                           =============
              Class B--Based on net assets of $130,960,816 and 11,852,678 shares
              of beneficial interest outstanding .......................................                   $       11.05
                                                                                                           =============
              Class C--Based on net assets of $7,732,822 and 699,664 shares
              of beneficial interest outstanding .......................................                   $       11.05
                                                                                                           =============
              Class D--Based on net assets of $129,736,463 and 11,749,355 shares
              of beneficial interest outstanding .......................................                   $       11.04
                                                                                                           =============
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

Statement of Operations

                                                                                    For the Six Months Ended
                                                                                              March 31, 2001
------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned ...                $ 7,456,639
------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...................................    $771,286
                     Account maintenance and distribution fees--Class B .........     331,289
                     Account maintenance fees--Class D ..........................      63,787
                     Accounting services ........................................      58,361
                     Transfer agent fees--Class B ...............................      33,636
                     Professional fees ..........................................      30,910
                     Transfer agent fees--Class D ...............................      26,757
                     Printing and shareholder reports ...........................      24,374
                     Registration fees ..........................................      24,051
                     Account maintenance and distribution fees--Class C .........      20,670
                     Trustees' fees and expenses ................................       7,953
                     Custodian fees .............................................       6,875
                     Pricing fees ...............................................       5,242
                     Transfer agent fees--Class A ...............................       2,839
                     Transfer agent fees--Class C ...............................       1,712
                     Other ......................................................       8,351
                                                                                     --------
                     Total expenses .............................................                  1,418,093
                                                                                                 -----------
                     Investment income--net .....................................                  6,038,546
                                                                                                 -----------
------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ..........................                  4,157,998
ized Gain on         Change in unrealized appreciation on investments--net ......                 10,154,077
Investments--Net:                                                                                -----------
                     Net Increase in Net Assets Resulting from Operations .......                $20,350,621
                                                                                                 ===========
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

Statements of Changes in Net Assets

                                                                                                     For the Six         For the
                                                                                                    Months Ended       Year Ended
                                                                                                      March 31,       September 30,
Increase (Decrease) in Net Assets:                                                                      2001              2000
-----------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .....................................................  $   6,038,546     $  13,898,373
                     Realized gain (loss) on investments--net ...................................      4,157,998       (22,952,951)
                     Change in unrealized appreciation/depreciation on investments--net .........     10,154,077        22,072,504
                                                                                                   -------------     -------------
                     Net increase in net assets resulting from operations .......................     20,350,621        13,017,926
                                                                                                   -------------     -------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to        Class A .................................................................       (309,969)         (648,507)
Shareholders:           Class B .................................................................     (2,716,459)       (6,757,382)
                        Class C .................................................................       (137,614)         (296,795)
                        Class D .................................................................     (2,874,504)       (6,195,689)
                     In excess of realized gain on investments--net:
                        Class A .................................................................             --           (11,932)
                        Class B .................................................................             --          (139,749)
                        Class C .................................................................             --            (5,949)
                        Class D .................................................................             --          (109,966)
                                                                                                   -------------     -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ............................................................     (6,038,546)      (14,165,969)
                                                                                                   -------------     -------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions ...     (8,535,529)      (56,930,289)
Transactions:                                                                                      -------------     -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ....................................      5,776,546       (58,078,332)
                     Beginning of period ........................................................    278,673,530       336,751,862
                                                                                                   -------------     -------------
                     End of period ..............................................................  $ 284,450,076     $ 278,673,530
                                                                                                   =============     =============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

Financial Highlights

                                                                                            Class A
                                                               --------------------------------------------------------------
                                                               For the
                                                                 Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.          Ended                 For the Year Ended September 30,
                                                               March 31,      -----------------------------------------------
Increase (Decrease) in Net Asset Value:                          2001           2000          1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .....   $ 10.49        $ 10.49      $ 12.00      $ 11.46      $ 11.12
Operating                                                      -------        -------      -------      -------      -------
Performance:      Investment income--net ...................       .25            .51          .51          .57          .60
                  Realized and unrealized gain (loss) on
                  investments--net .........................       .56            .01        (1.16)         .54          .34
                                                               -------        -------      -------      -------      -------
                  Total from investment operations .........       .81            .52         (.65)        1.11          .94
                                                               -------        -------      -------      -------      -------
                  Less dividends and distributions:
                     Investment income--net ................      (.25)          (.51)        (.51)        (.57)        (.60)
                     Realized gain on investments--net .....        --             --         (.32)          --           --+
                     In excess of realized gain on
                     investments--net ......................        --           (.01)        (.03)          --           --
                                                               -------        -------      -------      -------      -------
                  Total dividends and distributions ........      (.25)          (.52)        (.86)        (.57)        (.60)
                                                               -------        -------      -------      -------      -------
                  Net asset value, end of period ...........   $ 11.05        $ 10.49      $ 10.49      $ 12.00      $ 11.46
                                                               =======        =======      =======      =======      =======
-----------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .......      7.77%++        5.19%       (5.70%)       9.94%        8.69%
Return:**                                                      =======        =======      =======      =======      =======
-----------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses .................................       .71%*          .70%         .70%         .67%         .65%
Average                                                        =======        =======      =======      =======      =======
Net Assets:       Investment income--net ...................      4.60%*         4.95%        4.59%        4.92%        5.30%
                                                               =======        =======      =======      =======      =======
-----------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .   $16,020        $12,579      $15,522      $17,727      $22,301
Data:                                                          =======        =======      =======      =======      =======
                  Portfolio turnover .......................     43.44%        149.47%      135.17%      163.12%       97.22%
                                                               =======        =======      =======      =======      =======
-----------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

Financial Highlights (continued)

                                                                                            Class B
                                                               --------------------------------------------------------------
                                                               For the
                                                                 Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.          Ended                 For the Year Ended September 30,
                                                               March 31,      -----------------------------------------------
Increase (Decrease) in Net Asset Value:                          2001           2000          1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .....   $  10.50       $  10.49     $  12.00     $  11.46     $  11.12
Operating                                                      --------       --------     --------     --------     --------
Performance:      Investment income--net ...................        .22            .46          .46          .51          .54
                  Realized and unrealized gain (loss) on
                  investments--net .........................        .55            .02        (1.16)         .54          .34
                                                               --------       --------     --------     --------     --------
                  Total from investment operations .........        .77            .48         (.70)        1.05          .88
                                                               --------       --------     --------     --------     --------
                  Less dividends and distributions:
                     Investment income--net ................       (.22)          (.46)        (.46)        (.51)        (.54)
                     Realized gain on investments--net .....         --             --         (.32)          --           --+
                     In excess of realized gain on
                     investments--net ......................         --           (.01)        (.03)          --           --
                                                               --------       --------     --------     --------     --------
                  Total dividends and distributions ........       (.22)          (.47)        (.81)        (.51)        (.54)
                                                               --------       --------     --------     --------     --------
                  Net asset value, end of period ...........   $  11.05       $  10.50     $  10.49     $  12.00     $  11.46
                                                               ========       ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .......       7.40%++        4.75%       (6.18%)       9.38%        8.14%
Return:**                                                      ========       ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses .................................       1.22%*         1.20%        1.21%        1.18%        1.16%
Average                                                        ========       ========     ========     ========     ========
Net Assets:       Investment income--net ...................       4.10%*         4.44%        4.07%        4.40%        4.79%
                                                               ========       ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .   $130,961       $133,180     $179,583     $242,811     $279,754
Data:                                                          ========       ========     ========     ========     ========
                  Portfolio turnover .......................      43.44%        149.47%      135.17%      163.12%       97.22%
                                                               ========       ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

Financial Highlights (continued)

                                                                                            Class C
                                                               --------------------------------------------------------------
                                                               For the
                                                                 Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.          Ended                 For the Year Ended September 30,
                                                               March 31,      -----------------------------------------------
Increase (Decrease) in Net Asset Value:                          2001           2000          1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .....   $10.50         $ 10.50      $ 12.01      $ 11.47      $11.12
Operating                                                      ------         -------      -------      -------      ------
Performance:      Investment income--net ...................      .22             .45          .45          .50         .53
                  Realized and unrealized gain (loss) on
                  investments--net .........................      .55             .01        (1.16)         .54         .35
                                                               ------         -------      -------      -------      ------
                  Total from investment operations .........      .77             .46         (.71)        1.04         .88
                                                               ------         -------      -------      -------      ------
                  Less dividends and distributions:
                     Investment income--net ................     (.22)           (.45)        (.45)        (.50)       (.53)
                     Realized gain on investments--net .....       --              --         (.32)          --          --+
                     In excess of realized gain on
                     investments--net ......................       --            (.01)        (.03)          --          --
                                                               ------         -------      -------      -------      ------
                  Total dividends and distributions ........     (.22)           (.46)        (.80)        (.50)       (.53)
                                                               ------         -------      -------      -------      ------
                  Net asset value, end of period ...........   $11.05         $ 10.50      $ 10.50      $ 12.01      $11.47
                                                               ======         =======      =======      =======      ======
-----------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .......     7.34%++         4.55%       (6.26%)       9.27%       8.13%
Return:**                                                      ======         =======      =======      =======      ======
-----------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses .................................     1.32%*          1.30%        1.31%        1.28%       1.26%
Average                                                        ======         =======      =======      =======      ======
Net Assets:       Investment income--net ...................     3.99%*          4.34%        3.98%        4.27%       4.69%
                                                               ======         =======      =======      =======      ======
-----------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .   $7,733         $ 6,777      $ 8,051      $ 8,229      $5,034
Data:                                                          ======         =======      =======      =======      ======
                  Portfolio turnover .......................    43.44%         149.47%      135.17%      163.12%      97.22%
                                                               ======         =======      =======      =======      ======
-----------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                            Class D
                                                               --------------------------------------------------------------
                                                               For the
                                                                 Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.          Ended                 For the Year Ended September 30,
                                                               March 31,      -----------------------------------------------
Increase (Decrease) in Net Asset Value:                          2001           2000          1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period .....   $  10.49       $  10.49     $  12.00     $  11.46     $  11.11
Operating                                                      --------       --------     --------     --------     --------
Performance:      Investment income--net ...................        .24            .50          .50          .56          .58
                  Realized and unrealized gain (loss) on
                  investments--net .........................        .55            .01        (1.16)         .54          .35
                                                               --------       --------     --------     --------     --------
                  Total from investment operations .........        .79            .51         (.66)        1.10          .93
                                                               --------       --------     --------     --------     --------
                  Less dividends and distributions:
                     Investment income--net ................       (.24)          (.50)        (.50)        (.56)        (.58)
                     Realized gain on investments--net .....         --             --         (.32)          --           --+
                     In excess of realized gain on
                     investments--net ......................         --           (.01)        (.03)          --           --
                                                               --------       --------     --------     --------     --------
                  Total dividends and distributions ........       (.24)          (.51)        (.85)        (.56)        (.58)
                                                               --------       --------     --------     --------     --------
                  Net asset value, end of period ...........   $  11.04       $  10.49     $  10.49     $  12.00     $  11.46
                                                               ========       ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .......       7.62%++        5.08%       (5.79%)       9.83%        8.68%
Return:**                                                      ========       ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses .................................        .81%*          .79%         .80%         .77%         .75%
Average                                                        ========       ========     ========     ========     ========
Net Assets:       Investment income--net ...................       4.51%*         4.85%        4.49%        4.79%        5.20%
                                                               ========       ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) .   $129,736       $126,138     $133,596     $153,032     $139,511
Data:                                                          ========       ========     ========     ========     ========
                  Portfolio turnover .......................      43.44%        149.47%      135.17%      163.12%       97.22%
                                                               ========       ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary for a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001
determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of September 30, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ......................................          .25%            .25%
Class C ......................................          .25%            .35%
Class D ......................................          .10%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                               FAMD      MLPF&S
--------------------------------------------------------------------------------
Class A .............................                          $  6      $    69
Class D .............................                          $813      $10,539
--------------------------------------------------------------------------------

For the six months ended March 31, 2001, MLPF&S received contingent deferred sales charges of $11,004 and $300 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $28,225 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/ or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2001 were $112,530,314 and $114,938,548, respectively.

Net realized gains for the six months ended March 31, 2001 and net unrealized gains as of March 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                                   Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ...............           $4,157,998           $15,709,596
                                                ----------           -----------
Total ...............................           $4,157,998           $15,709,596
                                                ==========           ===========
--------------------------------------------------------------------------------

As of March 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $15,709,596, of which $15,899,663 related to appreciated securities and $190,067 related to depreciated securities. The aggregate cost of investments at March 31, 2001 for Federal income tax purposes was $261,675,405.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $8,535,529 and $56,930,289 for the six months ended March 31, 2001 and the year ended September 30, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended March 31, 2001                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................           325,802         $  3,599,427
Shares issued to share-
holders in reinvestment
of dividends ...........................            15,305              166,877
                                                   -------         ------------
Total issued ...........................           341,107            3,766,304
Shares redeemed ........................           (89,399)            (963,875)
                                                   -------         ------------
Net increase ...........................           251,708         $  2,802,429
                                                   =======         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2000                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           260,129         $  2,691,227
Shares issued to share-
holders in reinvestment of
dividends & distributions ..............            31,450              322,331
                                                  --------         ------------
Total issued ...........................           291,579            3,013,558
Shares redeemed ........................          (572,580)          (5,856,968)
                                                  --------         ------------
Net decrease ...........................          (281,001)        $ (2,843,410)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended March 31, 2001                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................           763,742         $  8,306,321
Shares issued to share-
holders in reinvestment
of dividends ...........................           123,700            1,345,482
                                                ----------         ------------
Total issued ...........................           887,442            9,651,803
Automatic conversion
of shares ..............................          (381,584)          (4,168,267)
Shares redeemed ........................        (1,340,085)         (14,529,535)
                                                ----------         ------------
Net decrease ...........................          (834,227)        $ (9,045,999)
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2000                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           932,495         $  9,574,088
Shares issued to share-
holders in reinvestment of
dividends & distributions ..............           335,183            3,434,308
                                                ----------         ------------
Total issued ...........................         1,267,678           13,008,396
Automatic conversion
of shares ..............................          (959,003)          (9,859,769)
Shares redeemed ........................        (4,736,791)         (48,607,606)
                                                ----------         ------------
Net decrease ...........................        (4,428,116)        $(45,458,979)
                                                ==========         ============
--------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended March 31, 2001                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................           132,663         $  1,459,199
Shares issued to share-
holders in reinvestment
of dividends ...........................             8,794               95,739
                                                   -------         ------------
Total issued ...........................           141,457            1,554,938
Shares redeemed ........................           (87,125)            (940,049)
                                                   -------         ------------
Net increase ...........................            54,332         $    614,889
                                                   =======         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2000                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           110,116         $  1,124,770
Shares issued to share-
holders in reinvestment of
dividends & distributions ..............            21,844              224,077
                                                  --------         ------------
Total issued ...........................           131,960            1,348,847
Shares redeemed ........................          (253,689)          (2,589,143)
                                                  --------         ------------
Net decrease ...........................          (121,729)        $ (1,240,296)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended March 31, 2001                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            43,596         $    474,312
Automatic conversion
of shares ..............................           381,934            4,168,267
Shares issued to share-
holders in reinvestment
of dividends ...........................           129,607            1,408,850
                                                  --------         ------------
Total issued ...........................           555,137            6,051,429
Shares redeemed ........................          (829,483)          (8,958,277)
                                                  --------         ------------
Net decrease ...........................          (274,346)        $ (2,906,848)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended September 30, 2000                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           305,360         $  3,075,560
Automatic conversion
of shares ..............................           959,609            9,859,769
Shares issued to share-
holders in reinvestment of
dividends & distributions ..............           293,708            3,011,510
                                                ----------         ------------
Total issued ...........................         1,558,677           15,946,839
Shares redeemed ........................        (2,275,367)         (23,334,443)
                                                ----------         ------------
Net decrease ...........................          (716,690)        $ (7,387,604)
                                                ==========         ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended March 31, 2001.

6. Capital Loss Carryforward:

At September 30, 2000, the Fund had a net capital loss carryforward of approximately $5,897,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch New York Municipal Bond Fund                        March 31, 2001

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Trustee of Merrill Lynch New York Municipal Bond Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch  Investment Managers
--------------------------------------------------------------------------------
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New York
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

--------------------------------------------------------------------------------
[RECYCLE LOGO] Printed on post-consumer recycled paper              #10344--3/01